UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

Institutional Floating Rate Fund	November 30, 2011

Highlights

• The loan market experienced modest losses in the six months ended November 30, 2011.

• The Institutional Floating Rate Fund outperformed the S&P/LSTA Performing Loan Index for the six-month reporting period through a combination of sector allocation and credit selection decisions.

• During the period, investor demand for bank debt waivered as economic malaise in Europe and the Federal Reserve’s decision to keep interest rates low for an extended period caused volatility and selling pressure.

• We believe that bank loans continue to offer a compelling blend of above-average yield potential combined with a low-duration profile.

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

Leveraged loans posted losses in the six months ended November 30, 2011, as technical factors coupled with heightened volatility led investors to sell higher-risk assets. While we believe the overall environment for below investment-grade companies remains favorable—due to low default expectations and improving corporate balance sheet strength—liquidity in the loan market became an issue in the past six months. Investors sold bank loan holdings due to heightened risk aversion and uncertainty about the outcome of the European sovereign debt crisis. Additionally, the Federal Reserve announced that it was going to keep interest rates low for an extended period, which sidelined the attractiveness of bank loans’ floating rate feature.

Portfolio Performance

The portfolio returned -1.86% for the six-month period ended November 30, 2011. As shown in the Performance Comparison table, the fund and its F Class shares, which have a slightly different expense structure, outperformed the S&P/LSTA Performing Loan Index. In a shift from the prior reporting period, we added exposure to higher-rated securities. The fund’s primary focus remains on bank loans and corporate bonds in the higher-quality tiers of the below investment-grade universe. We primarily invest in BB and B rated loans because, historically, these have outperformed CCC rated loans with less volatility.

In the past six months, the portfolio’s positioning remained more conservative than the benchmark index. Your portfolio maintained its high allocation to traditional loan structures with solid covenants and first priority on assets. Conversely, we typically avoid smaller, less-liquid loans, and these riskier segments underperformed. We also remained underweight in speculative CCC loans and not-rated securities compared with the S&P/LSTA Performing Loan Index.

This philosophy affects our overall sector allocations. For example, we have an underweight allocation to the publishing industry as traditional publishing issuers have been hurt by the ongoing migration to digital media. Several of the struggling companies were downgraded to CCC or are not rated by Standard & Poor’s. Over the last six months, our modest 1% exposure to the publishing sector declined less than 3%, while the benchmark’s allocation of almost 4% declined more than 12% during the same period.

Many purchases during the reporting period were through the active primary market where we focused on systematically upgrading the portfolio’s overall credit quality. We also trimmed our holdings in secured fixed rate bonds to 11% from 14% of the portfolio six months ago. This activity contributed to the portfolio’s shorter weighted average maturity, which declined to 5.4 years from 5.6 years six month ago, and slightly shortened the fund’s duration, reducing its sensitivity to interest rates changes.

Over the past six months, the fund’s share price declined $0.45, which was partially offset by $0.26 of dividend income. Although income was two cents less in the last six months than the prior period, the fund’s 30-day SEC yield rose to 5.20% from 3.74% six months ago due, in part, to the share price decline. We believe that capital appreciation can again be a significant factor in the portfolio’s total return, and we have attempted to exploit the recent market weakness by adding loans with shorter maturities that are trading at 10% to 15% below their par value.

Market Environment

Bank debt was volatile and trended lower during the past six months in what has been called a “risk on/risk off” market environment. Riskier assets vacillated on every piece of news about the sovereign debt crisis, which threatens to destabilize markets around the globe. Below investment-grade companies sold off despite generally favorable corporate earnings results, low default rate expectations, and improving balance sheet strength. Most of the loans that were bought and sold quickly based on changing market conditions and vacillating investor sentiment were the largest and most liquid issues. Nevertheless, the companies in our market continue to perform well and remain fundamentally strong.

There were four primary forces that hurt the leveraged loan market. The first was the European sovereign debt crisis, which threatens to destabilize markets around the globe. As the headlines from Europe worsened, higher-risk assets worldwide declined sharply. Market participants remain worried that the sovereign debt crisis will spread from the peripheral nations to Europe’s larger “core” countries and could lead to a breakup of the eurozone or destabilize the U.S. financial system. Optimism returned to credit markets at the end of the reporting period, however, following the announcement of an agreement reached by several of the world’s major central banks to provide liquidity to the European financial system by offering lower-cost, short-term lending.

The second unfavorable event was investor uncertainty stemming from U.S. political gridlock, the ballooning federal deficit, and raising the U.S. debt ceiling. In November, the congressional deficit reduction “super committee” announced its failure to come to an agreement, seemingly setting the stage for drastic cuts to both military and domestic spending starting in January 2013. The only immediate repercussion, however, appeared to be a warning from Fitch Ratings that it would follow Standard & Poor’s lead in downgrading the U.S. government’s long-term credit rating if no budget deal was forthcoming in 2012. In addition, a series of lackluster economic data were released, especially in the beginning of the reporting period. However, data in October showed improvements in job growth, and despite the turmoil and banking stresses in Europe, the U.S. economy has been resilient.

The third circumstance was a lack of liquidity through the late summer months. August is typically characterized by thin trading volumes, but the reluctance of Wall Street dealers to commit capital to facilitate trading was particularly pronounced from the end of the summer through November. The broker-dealers that provide liquidity and maintain orderly trading flow in bank debt, high yield securities, and investment-grade bonds have trimmed their inventories due to the uncertain market conditions and heightened regulations. Significant redemptions during the third quarter, followed by large inflows in October, made the market’s moves all the more dramatic and amplified volatility.

The final factor that resulted in selling pressure within our asset class was the Federal Reserve’s announcement that it would keep interest rates low until mid-2013, pushing out the potential for the floating rate feature of the asset class to kick in for about two years. Despite these events, the vast majority of the companies in our market now have stronger balance sheets and less leverage than they did in 2008. These companies have also made strides in extending their maturity profiles, resulting in less concern about debt coming due and the need for refinancing in the next two years. The positive fundamentals are in stark contrast to how the loan market actually traded during our reporting period.

Portfolio Review

Most of the companies we own continue to perform well as the recent earnings reports have been generally positive, although revenue growth has slowed a little. We believe that during the past six months the loan market traded lower more on challenging technical conditions than on fundamentals. In an effort to maintain high current income, we systematically increased our allocation to loans with Libor floors to 61% from 53% six months ago, which should help to protect our income stream in light of a prolonged low interest rate environment.

At the end of the reporting period, approximately 90% of the portfolio was invested in securities rated split B or higher. We further reduced our exposure to CCC and not-rated securities over the past six months—as a result, the portfolio’s overall credit quality was marginally higher at the end of the reporting period. We remained focused on asset-rich companies, and as shown in the Industry Diversification table on page 7, health care, services, and financials are the portfolio’s top three industry exposures.

The loan market posted significant declines in August, and our asset class underperformed the high yield asset sector, which is atypical because loans are senior in the corporate capital structure, secured by collateral, and theoretically should outperform given their higher-quality status. After this period of technical pressure, we added to select 2014 maturity loans that traded below 90% of par value. Although many of our purchases came with lower coupons, these higher-quality loans should generate capital appreciation as they approach maturity. For example, we purchased a loan issued by Community Health Systems, a hospital operator, at about 91% of par value. Factors indicate that the loan will be refinanced, or paid off at par, ahead of its July 2014 maturity date, resulting in price appreciation. These shorter-dated purchases and the resulting shift in portfolio composition are a result of the changes in the interest rate landscape. Our purchases of higher-quality loans that have the potential to generate short-term capital appreciation and our focus on owning loans with Libor floors, should augment the portfolio’s current income. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The new issue market also can potentially affect the portfolio’s positioning. Traditionally, after a period of scant issuance, as was the case in August, pent-up supply can result in attractive new issue opportunities. However, this did not occur in September and October. We viewed the pipeline of deals, several arranged prior to market weakness in August, as relatively unattractive due to their overleveraged balance sheets and poor loan structures. Examples include loan offerings from Blackboard and BJ’s: Both leveraged buyouts (LBOs) had covenant-lite terms that did not meet our investment criteria.

We liked the new issue offering from Kinetic Concepts, a U.S.-based multinational medical technology company focused on innovative high-technology wound care therapies and tissue-regenerative technologies primarily marketed to hospitals. The company issued a well-structured loan that was priced at a discount, and it has a reasonably leveraged balance sheet. The BB rated security offered solid covenants, an above-average coupon, and a Libor floor. At the end of the reporting period, Kinetic’s loans traded above par, and we are pleased with the performance of this new issue purchase.

Capsugel Finance was another new issue purchase in health care, the portfolio’s largest sector allocation. The company makes capsules for administering drugs. It is a stable business operating outside the scope of regulation from Medicare and health care reform, and we like the firm’s business model. The loans were issued as part of an LBO; KKR purchased the business from Pfizer. The deal was reasonable from a leverage standpoint, and the company generates excellent free cash flow. We purchased Capsugel’s loan maturing in 2018 near par, and the BB/B rated securities have a 5.25% coupon.

However, we also had several significant detractors in the health care industry, including Golden Gate and Manor Care. Our analysis indicated that both long-term care/assisted living facilities had solid business models and were reasonably leveraged compared with their ability to generate free cash flow. However, the loans sold off based on investor concerns regarding potential reimbursement cuts from Medicare. It appears that the growth prospects for assisted living facilities have been curbed due to regulatory mandates, and the deleveraging process will take longer than previously forecast.

The services segment, which is composed of an eclectic group of companies, is our second-largest sector. Credit selection and our modest underweight allocation benefited the fund’s relative performance. Several of the portfolio’s largest holdings, including First Data, CDW, and iPayment, were large LBO deals in recent years, and each remains a significant holding in the portfolio. We pared the size of the positions or shortened the maturity profiles in several of our holdings because these large and liquid loans have been extremely volatile. For example, we trimmed and shortened our maturity profile in First Data. Although the shorter-maturity loans generate less current income (Libor +2.75%), the 2014 First Data loans were trading at a sizable discount and should generate capital appreciation over the next few years. This exchange is an example of our willingness to sacrifice current income where we find short-term capital appreciation potential.

One of the best performers in the services segment was Fidelity National Information Services. The company operates a credit card transaction and processing business that generates steady cash flow and has displayed growth from a division that provides software and processing solutions consulting for other institutions in the banking industry. Its BBB/BB rated bank debt is right on the cusp of investment grade. The high credit rating is indicative of the company’s ability to generate steady revenues and income. This holding remained near par value throughout the volatile reporting period.

Intelsat, our largest holding, was the portfolio’s best contributor during the past six months. The satellite company has a stable business and generates steady cash flow. Demand for its services from governments and television/cable companies is growing, and its fleet of satellites provide excellent asset coverage for the BB/B rated loans maturing in 2018. We anticipate that Intelsat will continue to deleverage as its capital expenditures are poised to decrease.

Several of the large LBO companies that we have written about in past letters as standout contributors were among our largest detractors in this reporting period. Univision Communications, Energy Future Holdings, First Data, and Clear Channel were sizable holdings, but we reduced our allocations due to the extreme volatility in these large and liquid loans. Because of our conviction in these companies, we did not sell them into the market weakness in August. We were patient and pared the holdings once the market rebounded. Univision, a Spanish broadcaster, remains a high-conviction holding with compelling growth prospects in the fastest-growing population segment in the U.S. However, due to the size of its debt offerings, Univision can trade dramatically in a volatile market environment. Our decision to reduce the size of these positions seemed to be a prudent risk-reduction measure.

We increased our financials industry allocation over the reporting period, and we remain significantly overweight versus the benchmark. In the prior reporting periods, we addressed reducing our exposure to this sector, believing that our thesis for holding an overweight in financials had largely been achieved. However, financials sold off severely in August as conditions in Europe deteriorated and U.S. economic data revealed weakness. We believed that the group was oversold and had created an attractive buying opportunity. As we revisited our holdings after the sell-off, we saw compelling value in longtime holding Ally Financial (formerly called GMAC) floating rate notes. This high-conviction holding was initially purchased near 80% of par value. It subsequently rallied to 97% of par, which led us to begin reducing our position—believing that the thesis for our original purchase had been met. However, during the August sell-off, the bonds traded down to 86% of par and created an attractive yield opportunity, so we initiated new purchases. Despite this volatility, Ally Financial’s automotive loan origination business is performing well, and its capital ratios appear to be solid.

Outlook

The outlook for the loan market remains good from an underlying corporate standpoint. We see little reason for default rates to rise above 2% in the near term. The fundamentals underpinning the companies in the asset class continue to improve, as evidenced in the deleveraging of corporate balance sheets, cash flow generation, and earnings growth. That said, we are cognizant of the macroeconomic factors that can hurt the asset class, which leads us to believe that we will continue to experience periods of heightened volatility.

We think that there is a tremendous amount of value in the loan market based on the current yield, spreads, and today’s loan price levels. We also believe that the disconnect between the technical factors and the fundamental strength of the companies in the asset class will eventually begin to close, and loan values will again more closely reflect the positive factors that we have discussed in this letter. We think there is an opportunity for decent returns given that scenario. Despite the cloudy environment, we are comfortable with the companies we hold in the portfolio. In an effort to cushion the volatile conditions, we have increased our holdings in loans with Libor floors, purchased short-dated loans at a significant discount, and reduced our holdings involving LBO capital structures.

We view floating rate loans as an excellent asset class for diversification, as well as an indirect hedge against inflation in a rising interest rate environment. Our core conservative philosophy and our focus on higher-quality holdings benefited the portfolio in this volatile environment. T. Rowe Price has invested substantial resources in our credit research efforts, and we are privileged to work with a talented team of professionals around the world to uncover opportunities for our shareholders.

Respectfully submitted,

Justin T. Gerbereux
Cochairman of the fund’s Investment Advisory Committee

Paul M. Massaro
Cochairman of the fund’s Investment Advisory Committee

December 16, 2011

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Yield Data Correction

Due to a systems error, the 30-day SEC yields published in the May 31, 2011, annual report for the Institutional Floating Rate Fund were incorrect.

The correct 30-day yields as of May 31, 2011, were 3.74% for Institutional Class shares and 3.73% for F Class shares. We apologize for any inconvenience caused by these errors.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Amend-to-extend transaction: This action allows a loan to remain in place—the existing lenders permit a maturity extension in return for a higher coupon plus an amendment fee.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

Libor floor: The minimum interest rate payable on a floating rate loan.

London Interbank Offered Rate (Libor): The interest rate at which banks loan money to each other in the London wholesale market, which is also known as the interbank market.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2011 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/11	Value 5/31/11
T. Rowe Price Reserve Investment Fund, 0.09%	¤	¤	$ 103	$ 162,263	$ 257,653
Totals			$ 103	$ 162,263	$ 257,653

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$162,263
Dividend income	103
Interest income	–
Investment income	$ 103
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

6 Months Ended 11/30/11
Investment Income (Loss)		
Income		
Interest	$	51,420
Dividend		103
Other		567
Total income		52,090
Expenses		
Investment management and administrative expense		5,072
Administrative fee payment – F Class		8
Interest		4
Total expenses		5,084
Net investment income		47,006
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(38,272)
Swaps		107
Foreign currency transactions		(561)
Net realized loss		(38,726)
Change in net unrealized gain (loss)		
Securities		(51,918)
Swaps		(342)
Other assets and liabilities denominated in foreign currencies		1,357
Change in net unrealized loss		(50,903)
Net realized and unrealized loss		(89,629)
DECREASE IN NET ASSETS FROM OPERATIONS	**$**	**(42,623)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2011 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Institutional Floating Rate Fund original share class, referred to in this report as the Institutional Class, offered since January 31, 2008, and the Institutional Floating Rate Fund–F Class (F Class), offered since August 27, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees The fund assesses a fee on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. For fund shares purchased through August 14, 2011, the redemption fee rate was 1%; for fund shares purchased thereafter, the redemption fee rate increased to 2%. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of November 30, 2011, the notional amount of protection sold by the fund totaled $17,275,000 (1.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2011, approximately 91% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2011, securities valued at $600,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2011, collateral pledged by counterparties to the fund consisted of securities valued at $674,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $779,756,000 and $868,715,000, respectively, for the six months ended November 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and May 31, 2011, and totaled $1,080,000.

At November 30, 2011, the cost of investments for federal income tax purposes was $1,834,321,000. Net unrealized loss aggregated $22,473,000 at period-end, of which $9,939,000 related to appreciated investments and $32,412,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2011, approximately 68% of the Institutional Class’s outstanding shares were held by T. Rowe Price funds.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with another T. Rowe Price-sponsored mutual fund (collectively, the participating funds), has entered into a $100 million committed credit facility (the facility) provided by JPMorgan Chase Bank, N.A., pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.25% plus the greater of either (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.10% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2011, the fund incurred $4,000 in commitment fees. At November 30, 2011, the fund had no borrowings outstanding under the facility and the undrawn amount of the facility was $100,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012